                    General American Life Insurance Company

                               Power of Attorney

                              Michael K. Farrell
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2006.

                                                  /s/ Michael K. Farrell
                                                  -----------------------------
                                                  Michael K. Farrell

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA VA SPDA                        033-14979    MetLife Investors Insurance Co &    Form N-4
Individual Single Purchase Payment               MetLife Investors Variable Annuity
Deferred Annuity                                 Account One 811-05200

Series A                            333-90405    MetLife Investors Insurance Co &    Form N-4
Individual Fixed and Variable                    MetLife Investors Variable Annuity
Annuity                                          Account One 811-05200

COVA VA, Firstar Summit, Premier    033-39100    MetLife Investors Insurance Co &    Form N-4
Advisor, Destiny Select, Prevail                 MetLife Investors Variable Annuity
Individual Fixed and Variable                    Account One 811-05200
Annuity

Navigator-Select, Russell-Select,   333-34741    MetLife Investors Insurance Co &    Form N-4
Custom-Select Individual Fixed and               MetLife Investors Variable Annuity
Variable Annuity                                 Account One 811-05200

Class XC                            333-51950    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class VA, Class AA and Class B      333-50540    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class L                             333-52272    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class A                             333-54358    MetLife Investors Insurance Co &    Form N-4
Flexible Premium Individual &                    MetLife Investors Variable Annuity
Group Variable Annuity                           Account One 811-05200

Class C                             333-59864    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                   SEC FILE NO.    ISSUER & SEPARATE ACCOUNT       FORM
----                                   ------------ -------------------------------- --------
Modified Single Premium Variable Life   333-17963   MetLife Investors Insurance Co & Form S-6
                                                    MetLife Investors Variable Life
                                                    Account One 811-07971

Custom Select, Russell Select Flexible  333-83165   MetLife Investors Insurance Co & Form S-6
Premium Joint & Last Survivor Variable              MetLife Investors Variable Life
Life                                                Account One 811-07971

Custom Select, Russell Select Flexible  333-83197   MetLife Investors Insurance Co & Form S-6
Premium Variable Life                               MetLife Investors Variable Life
                                                    Account One 811-07971

Class VL                                333-69522   MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor              MetLife Investors Variable Life
Variable Life / Single Life Variable                Account One 811-07971
Life

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                 SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                 ------------ ---------------------------------- --------
COVA Variable Annuity, Premier       New          MetLife Investors Insurance Co &   Form N-4
Advisor                              (was 033-    MetLife Investors Variable Annuity
Individual Variable Annuity          50174)       Account Five 811-07060

Navigator-Select, Custom- Select,    New          MetLife Investors Insurance Co &   Form N-4
Russell-Select                       (was 333-    MetLife Investors Variable Annuity
Individual Variable Annuity          34817)       Account Five 811-07060

Series A                             New          MetLife Investors Insurance Co &   Form N-4
Individual Variable Annuity          (was 333-    MetLife Investors Variable Annuity
                                     90407)       Account Five 811-07060

Class VA, Class AA and Class B       New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54016)       Account Five 811-07060

Class XC                             New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54074)       Account Five 811-07060

Class L                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
                                     54036)       Account Five 811-07060

Class A                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54386)       Account Five 811-07060

Class C                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     59868)       Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                SEC FILE NO     ISSUER & SEPARATE ACCOUNT         FORM
----                                ----------- ----------------------------------  --------
Modified Single Premium Variable    New         MetLife Investors Insurance Co &    Form S-6
Life                                (was 333-   MetLife Investors Variable Life
                                    37559)      Account Five 811-08433

Custom Select VUL, Russell Select   New         MetLife Investors Insurance Co &    Form S-6
VUL Flexible Premium Variable Life  (was 333-   MetLife Investors Variable Life
                                    83183)      Account Five 811-08433

Custom Select JSVUL, Russell        New         MetLife Investors Insurance Co &    Form S-6
Select JSVUL Flexible Premium       (was 333-   MetLife Investors Variable Life
Joint & Last Survivor Variable Life 83203)      Account Five 811-08433

Class VL                            New         MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last       (was 333-   MetLife Investors Variable Life
Survivor Variable Life / Single     69852)      Account Five 811-08433
Life Variable Life

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
___________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                SEC FILE NO.        ISSUER & SEP. ACCT.            FORM
----                                ------------ ----------------------------------  --------
Class VA, Class AA and Class        033-74174    First MetLife Investors Insurance   Form N-4
B, First COVA VA, Custom                         Co & First MetLife Investors
Select, Russell Select, Group &                  Variable Annuity Account One
Individual Flexible Premium                      811-08306
Variable Annuity

Class A                             333-96775    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class VA, Class AA and Class B      333-96773    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class XC                            333-96777    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class L                             333-96785    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class C                             333-96795    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                             Leland C. Launer, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Leland C. Launer, Jr., a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 2006.

                                                  /s/ Leland C. Launer, Jr.
                                                  -----------------------------
                                                  Leland C.Launer, Jr.

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                  SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                  ------------ ---------------------------------- --------
COVA VA SPDA                          033-14979    MetLife Investors Insurance Co &   Form N-4
Individual Single Purchase Payment                 MetLife Investors Variable Annuity
Deferred Annuity                                   Account One 811-05200

Series A                              333-90405    MetLife Investors Insurance Co &   Form N-4
Individual Fixed and Variable Annuity              MetLife Investors Variable Annuity
                                                   Account One 811-05200

COVA VA, Firstar Summit, Premier      033-39100    MetLife Investors Insurance Co &   Form N-4
Advisor, Destiny Select, Prevail                   MetLife Investors Variable Annuity
Individual Fixed and Variable Annuity              Account One 811-05200

Navigator-Select, Russell-Select,     333-34741    MetLife Investors Insurance Co &   Form N-4
Custom-Select Individual Fixed and                 MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class XC                              333-51950    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class VA, Class AA and Class B        333-50540    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class L                               333-52272    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class A                               333-54358    MetLife Investors Insurance Co &   Form N-4
Flexible Premium Individual & Group                MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class C                               333-59864    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                      SEC FILE NO.    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ------------ -------------------------------- --------
Modified Single Premium Variable Life     333-17963    MetLife Investors Insurance Co & Form S-6
                                                       MetLife Investors Variable Life
                                                       Account One 811-07971

Custom Select, Russell Select Flexible    333-83165    MetLife Investors Insurance Co & Form S-6
Premium Joint & Last Survivor Variable                 MetLife Investors Variable Life
Life                                                   Account One 811-07971

Custom Select, Russell Select Flexible    333-83197    MetLife Investors Insurance Co & Form S-6
Premium Variable Life                                  MetLife Investors Variable Life
                                                       Account One 811-07971

Class VL                                  333-69522    MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor                 MetLife Investors Variable Life
Variable Life / Single Life Variable Life              Account One 811-07971

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                 SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                 ------------ ---------------------------------- --------
COVA Variable Annuity, Premier       New (was     MetLife Investors Insurance Co &   Form N-4
Advisor                              033-50174)   MetLife Investors Variable Annuity
Individual Variable Annuity                       Account Five 811-07060

Navigator-Select, Custom- Select,    New (was     MetLife Investors Insurance Co &   Form N-4
Russell-Select                       333-34817)   MetLife Investors Variable Annuity
Individual Variable Annuity                       Account Five 811-07060

Series A                             New (was     MetLife Investors Insurance Co &   Form N-4
Individual Variable Annuity          333-90407)   MetLife Investors Variable Annuity
                                                  Account Five 811-07060

Class VA, Class AA and Class B       New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54016)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class XC                             New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54074)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class L                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54036)   MetLife Investors Variable Annuity
                                                  Account Five 811-07060

Class A                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54386)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class C                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-59868)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                      SEC FILE NO    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ----------- -------------------------------- --------
Modified Single Premium Variable Life     New (was    MetLife Investors Insurance Co & Form S-6
                                          333-37559)  MetLife Investors Variable Life
                                                      Account Five 811-08433

Custom Select VUL, Russell Select VUL     New (was    MetLife Investors Insurance Co & Form S-6
Flexible Premium Variable Life            333-83183)  MetLife Investors Variable Life
                                                      Account Five 811-08433

Custom Select JSVUL, Russell Select       New (was    MetLife Investors Insurance Co & Form S-6
JSVUL Flexible Premium Joint & Last       333-83203)  MetLife Investors Variable Life
Survivor Variable Life                                Account Five 811-08433

Class VL                                  New (was    MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor    333-69852)  MetLife Investors Variable Life
Variable Life / Single Life Variable Life             Account Five 811-08433

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                  SEC FILE NO.          ISSUER & SEP. ACCT.            FORM
----                                  ------------ ------------------------------------- --------
Class VA, Class AA and Class B, First 033-74174    First MetLife Investors Insurance     Form N-4
COVA VA, Custom Select, Russell                    Co & First MetLife Investors Variable
Select, Group & Individual Flexible                Annuity Account One 811-08306
Premium Variable Annuity

Class A                               333-96775    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class VA, Class AA and Class B        333-96773    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class XC                              333-96777    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class L                               333-96785    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class C                               333-96795    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534                           Form N-6

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                               James L. Lipscomb
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, James L. Lipscomb, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

                                                  /s/ James L. Lipscomb
                                                  -----------------------------
                                                  James L. Lipscomb

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA VA SPDA                        033-14979    MetLife Investors Insurance Co &    Form N-4
Individual Single Purchase Payment               MetLife Investors Variable Annuity
Deferred Annuity                                 Account One 811-05200

Series A                            333-90405    MetLife Investors Insurance Co &    Form N-4
Individual Fixed and Variable                    MetLife Investors Variable Annuity
Annuity                                          Account One 811-05200

COVA VA, Firstar Summit, Premier    033-39100    MetLife Investors Insurance Co &    Form N-4
Advisor, Destiny Select, Prevail                 MetLife Investors Variable Annuity
Individual Fixed and Variable                    Account One 811-05200
Annuity

Navigator-Select, Russell-Select,   333-34741    MetLife Investors Insurance Co &    Form N-4
Custom-Select Individual Fixed and               MetLife Investors Variable Annuity
Variable Annuity                                 Account One 811-05200

Class XC                            333-51950    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class VA, Class AA and Class B      333-50540    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class L                             333-52272    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class A                             333-54358    MetLife Investors Insurance Co &    Form N-4
Flexible Premium Individual &                    MetLife Investors Variable Annuity
Group Variable Annuity                           Account One 811-05200

Class C                             333-59864    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
Modified Single Premium Variable    333-17963    MetLife Investors Insurance Co &    Form S-6
Life                                             MetLife Investors Variable Life
                                                 Account One 811-07971

Custom Select, Russell Select       333-83165    MetLife Investors Insurance Co &    Form S-6
Flexible Premium Joint & Last                    MetLife Investors Variable Life
Survivor Variable Life                           Account One 811-07971

Custom Select, Russell Select       333-83197    MetLife Investors Insurance Co &    Form S-6
Flexible Premium Variable Life                   MetLife Investors Variable Life
                                                 Account One 811-07971

Class VL                            333-69522    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last                    MetLife Investors Variable Life
Survivor Variable Life / Single                  Account One 811-07971
Life Variable Life

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE

INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA Variable Annuity, Premier      New          MetLife Investors Insurance Co &    Form N-4
Advisor                             (was 033-    MetLife Investors Variable Annuity
Individual Variable Annuity         50174)       Account Five 811-07060

Navigator-Select, Custom- Select,   New          MetLife Investors Insurance Co &    Form N-4
Russell-Select                      (was 333-    MetLife Investors Variable Annuity
Individual Variable Annuity         34817)       Account Five 811-07060

Series A                            New          MetLife Investors Insurance Co &    Form N-4
Individual Variable Annuity         (was 333-    MetLife Investors Variable Annuity
                                    90407)       Account Five 811-07060

Class VA, Class AA and Class B      New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred Variable Annuity           54016)       Account Five 811-07060

Class XC                            New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred Variable Annuity           54074)       Account Five 811-07060

Class L                             New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred                            54036)       Account Five 811-07060

Class A                             New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred Variable Annuity           54386)       Account Five 811-07060

Class C                             New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred Variable Annuity           59868)       Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                SEC FILE NO     ISSUER & SEPARATE ACCOUNT         FORM
----                                ----------- ----------------------------------  --------
Modified Single Premium Variable    New         MetLife Investors Insurance Co &    Form S-6
Life                                (was 333-   MetLife Investors Variable Life
                                    37559)      Account Five 811-08433

Custom Select VUL, Russell Select   New         MetLife Investors Insurance Co &    Form S-6
VUL Flexible Premium Variable Life  (was 333-   MetLife Investors Variable Life
                                    83183)      Account Five 811-08433

Custom Select JSVUL, Russell        New         MetLife Investors Insurance Co &    Form S-6
Select JSVUL Flexible Premium       (was 333-   MetLife Investors Variable Life
Joint & Last Survivor Variable Life 83203)      Account Five 811-08433

Class VL                            New         MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last       (was 333-   MetLife Investors Variable Life
Survivor Variable Life / Single     69852)      Account Five 811-08433
Life Variable Life

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                SEC FILE NO.        ISSUER & SEP. ACCT.            FORM
----                                ------------ ----------------------------------  --------
Class VA, Class AA and Class B,     033-74174    First MetLife Investors Insurance   Form N-4
First COVA VA, Custom Select,                    Co & First MetLife Investors
Russell Select, Group & Individual               Variable Annuity Account One
Flexible Premium Variable Annuity                811-08306

Class A                             333-96775    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class VA, Class AA and Class B      333-96773    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class XC                            333-96777    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class L                             333-96785    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class C                             333-96795    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

METROPOLITAN LIFE INSURANCE COMPANY

(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                               Catherine A. Rein
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Catherine A. Rein, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2006.

                                                  /s/ Catherine A. Rein
                                                  -----------------------------
                                                  Catherine A. Rein

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA VA SPDA                         033-14979   MetLife Investors Insurance Co &    Form N-4
Individual Single Purchase Payment               MetLife Investors Variable Annuity
Deferred Annuity                                 Account One 811-05200

Series A                             333-90405   MetLife Investors Insurance Co &    Form N-4
Individual Fixed and Variable                    MetLife Investors Variable Annuity
Annuity                                          Account One 811-05200

COVA VA, Firstar Summit, Premier     033-39100   MetLife Investors Insurance Co &    Form N-4
Advisor, Destiny Select, Prevail                 MetLife Investors Variable Annuity
Individual Fixed and Variable                    Account One 811-05200
Annuity

Navigator-Select, Russell-Select,    333-34741   MetLife Investors Insurance Co &    Form N-4
Custom-Select Individual Fixed and               MetLife Investors Variable Annuity
Variable Annuity                                 Account One 811-05200

Class XC                             333-51950   MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class VA, Class AA and Class B       333-50540   MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class L                              333-52272   MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class A                              333-54358   MetLife Investors Insurance Co &    Form N-4
Flexible Premium Individual &                    MetLife Investors Variable Annuity
Group Variable Annuity                           Account One 811-05200

Class C                              333-59864   MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                      SEC FILE NO.    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ------------ -------------------------------- --------
Modified Single Premium Variable Life     333-17963    MetLife Investors Insurance Co & Form S-6
                                                       MetLife Investors Variable Life
                                                       Account One 811-07971

Custom Select, Russell Select Flexible    333-83165    MetLife Investors Insurance Co & Form S-6
Premium Joint & Last Survivor Variable                 MetLife Investors Variable Life
Life                                                   Account One 811-07971

Custom Select, Russell Select Flexible    333-83197    MetLife Investors Insurance Co & Form S-6
Premium Variable Life                                  MetLife Investors Variable Life
                                                       Account One 811-07971

Class VL                                  333-69522    MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor                 MetLife Investors Variable Life
Variable Life / Single Life Variable Life              Account One 811-07971

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                 SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                 ------------ ---------------------------------- --------
COVA Variable Annuity, Premier       New (was     MetLife Investors Insurance Co &   Form N-4
Advisor                              033-50174)   MetLife Investors Variable Annuity
Individual Variable Annuity                       Account Five 811-07060

Navigator-Select, Custom- Select,    New (was     MetLife Investors Insurance Co &   Form N-4
Russell-Select                       333-34817)   MetLife Investors Variable Annuity
Individual Variable Annuity                       Account Five 811-07060

Series A                             New (was     MetLife Investors Insurance Co &   Form N-4
Individual Variable Annuity          333-90407)   MetLife Investors Variable Annuity
                                                  Account Five 811-07060

Class VA, Class AA and Class B       New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54016)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class XC                             New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54074)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class L                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54036)   MetLife Investors Variable Annuity
                                                  Account Five 811-07060

Class A                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54386)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class C                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-59868)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                SEC FILE NO     ISSUER & SEPARATE ACCOUNT         FORM
----                                ----------- ----------------------------------  --------
Modified Single Premium Variable    New (was    MetLife Investors Insurance Co &    Form S-6
Life                                333-37559)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select VUL, Russell Select   New (was    MetLife Investors Insurance Co &    Form S-6
VUL Flexible Premium Variable Life  333-83183)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select JSVUL, Russell        New (was    MetLife Investors Insurance Co &    Form S-6
Select JSVUL Flexible Premium       333-83203)  MetLife Investors Variable Life
Joint & Last Survivor Variable Life             Account Five 811-08433

Class VL                            New (was    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last       333-69852)  MetLife Investors Variable Life
Survivor Variable Life / Single                 Account Five 811-08433
Life Variable Life

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                SEC FILE NO.        ISSUER & SEP. ACCT.            FORM
----                                ------------ ----------------------------------  --------
Class VA, Class AA and Class B,     033-74174    First MetLife Investors Insurance   Form N-4
First COVA VA, Custom Select,                    Co & First MetLife Investors
Russell Select, Group & Individual               Variable Annuity Account One
Flexible Premium Variable Annuity                811-08306

Class A                             333-96775    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class VA, Class AA and Class B      333-96773    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class XC                            333-96777    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class L                             333-96785    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class C                             333-96795    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                               Stanley J. Talbi
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

                                                  /s/ Stanley J. Talbi
                                                  -----------------------------
                                                  Stanley J. Talbi

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA VA SPDA                        033-14979    MetLife Investors Insurance Co &    Form N-4
Individual Single Purchase Payment               MetLife Investors Variable Annuity
Deferred Annuity                                 Account One 811-05200

Series A                            333-90405    MetLife Investors Insurance Co &    Form N-4
Individual Fixed and Variable                    MetLife Investors Variable Annuity
Annuity                                          Account One 811-05200

COVA VA, Firstar Summit, Premier    033-39100    MetLife Investors Insurance Co &    Form N-4
Advisor, Destiny Select, Prevail                 MetLife Investors Variable Annuity
Individual Fixed and Variable                    Account One 811-05200
Annuity

Navigator-Select, Russell-Select,   333-34741    MetLife Investors Insurance Co &    Form N-4
Custom-Select Individual Fixed and               MetLife Investors Variable Annuity
Variable Annuity                                 Account One 811-05200

Class XC                            333-51950    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class VA, Class AA and Class B      333-50540    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class L                             333-52272    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class A                             333-54358    MetLife Investors Insurance Co &    Form N-4
Flexible Premium Individual &                    MetLife Investors Variable Annuity
Group Variable Annuity                           Account One 811-05200

Class C                             333-59864    MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
Modified Single Premium Variable    333-17963    MetLife Investors Insurance Co &    Form S-6
Life                                             MetLife Investors Variable Life
                                                 Account One 811-07971

Custom Select, Russell Select       333-83165    MetLife Investors Insurance Co &    Form S-6
Flexible Premium Joint & Last                    MetLife Investors Variable Life
Survivor Variable Life                           Account One 811-07971

Custom Select, Russell Select       333-83197    MetLife Investors Insurance Co &    Form S-6
Flexible Premium Variable Life                   MetLife Investors Variable Life
                                                 Account One 811-07971

Class VL                            333-69522    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last                    MetLife Investors Variable Life
Survivor Variable Life / Single                  Account One 811-07971
Life Variable Life

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA Variable Annuity, Premier      New (was     MetLife Investors Insurance Co &    Form N-4
Advisor                             033-50174)   MetLife Investors Variable Annuity
Individual Variable Annuity                      Account Five 811-07060

Navigator-Select, Custom- Select,   New (was     MetLife Investors Insurance Co &    Form N-4
Russell-Select                      333-34817)   MetLife Investors Variable Annuity
Individual Variable Annuity                      Account Five 811-07060

Series A                            New (was     MetLife Investors Insurance Co &    Form N-4
Individual Variable Annuity         333-90407)   MetLife Investors Variable Annuity
                                                 Account Five 811-07060

Class VA, Class AA and Class B      New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-54016)   MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account Five 811-07060

Class XC                            New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-54074)   MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account Five 811-07060

Class L                             New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-54036)   MetLife Investors Variable Annuity
Deferred                                         Account Five 811-07060

Class A                             New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-54386)   MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account Five 811-07060

Class C                             New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-59868)   MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                SEC FILE NO     ISSUER & SEPARATE ACCOUNT         FORM
----                                ----------- ----------------------------------  --------
Modified Single Premium Variable    New (was    MetLife Investors Insurance Co &    Form S-6
Life                                333-37559)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select VUL, Russell Select   New (was    MetLife Investors Insurance Co &    Form S-6
VUL Flexible Premium Variable Life  333-83183)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select JSVUL, Russell        New (was    MetLife Investors Insurance Co &    Form S-6
Select JSVUL Flexible Premium       333-83203)  MetLife Investors Variable Life
Joint & Last Survivor Variable Life             Account Five 811-08433

Class VL                            New (was    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last       333-69852)  MetLife Investors Variable Life
Survivor Variable Life / Single                 Account Five 811-08433
Life Variable Life

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                SEC FILE NO.        ISSUER & SEP. ACCT.            FORM
----                                ------------ ----------------------------------  --------
Class VA, Class AA and Class B,     033-74174    First MetLife Investors Insurance   Form N-4
First COVA VA, Custom Select,                    Co & First MetLife Investors
Russell Select, Group & Individual               Variable Annuity Account One
Flexible Premium Variable Annuity                811-08306

Class A                             333-96775    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class VA, Class AA and Class B      333-96773    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class XC                            333-96777    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class L                             333-96785    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class C                             333-96795    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                               Michael J. Vietri
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Vietri, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2006.

                                                  /s/ Michael J. Vietri
                                                  -----------------------------
                                                  Michael J. Vietri

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

                                      SEC FILE
NAME                                    NO.         ISSUER & SEPARATE ACCOUNT        FORM
----                                  --------- ---------------------------------- --------
COVA VA SPDA                          033-14979 MetLife Investors Insurance Co &   Form N-4
Individual Single Purchase Payment              MetLife Investors Variable Annuity
Deferred Annuity                                Account One 811-05200

Series A                              333-90405 MetLife Investors Insurance Co &   Form N-4
Individual Fixed and Variable Annuity           MetLife Investors Variable Annuity
                                                Account One 811-05200

COVA VA, Firstar Summit, Premier      033-39100 MetLife Investors Insurance Co &   Form N-4
Advisor, Destiny Select, Prevail                MetLife Investors Variable Annuity
Individual Fixed and Variable Annuity           Account One 811-05200

Navigator-Select, Russell-Select,     333-34741 MetLife Investors Insurance Co &   Form N-4
Custom-Select Individual Fixed and              MetLife Investors Variable Annuity
Variable Annuity                                Account One 811-05200

Class XC                              333-51950 MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred            MetLife Investors Variable Annuity
Variable Annuity                                Account One 811-05200

Class VA, Class AA and Class B        333-50540 MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred            MetLife Investors Variable Annuity
Variable Annuity                                Account One 811-05200

Class L                               333-52272 MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred            MetLife Investors Variable Annuity
Variable Annuity                                Account One 811-05200

Class A                               333-54358 MetLife Investors Insurance Co &   Form N-4
Flexible Premium Individual & Group             MetLife Investors Variable Annuity
Variable Annuity                                Account One 811-05200

Class C                               333-59864 MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred            MetLife Investors Variable Annuity
Variable Annuity                                Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
Modified Single Premium Variable    333-17963    MetLife Investors Insurance Co &    Form S-6
Life                                             MetLife Investors Variable Life
                                                 Account One 811-07971

Custom Select, Russell Select       333-83165    MetLife Investors Insurance Co &    Form S-6
Flexible Premium Joint & Last                    MetLife Investors Variable Life
Survivor Variable Life                           Account One 811-07971

Custom Select, Russell Select       333-83197    MetLife Investors Insurance Co &    Form S-6
Flexible Premium Variable Life                   MetLife Investors Variable Life
                                                 Account One 811-07971

Class VL                            333-69522    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last                    MetLife Investors Variable Life
Survivor Variable Life / Single                  Account One 811-07971
Life Variable Life

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA Variable Annuity, Premier      New          MetLife Investors Insurance Co &    Form N-4
Advisor                             (was 033-    MetLife Investors Variable Annuity
Individual Variable Annuity         50174)       Account Five 811-07060

Navigator-Select, Custom- Select,   New          MetLife Investors Insurance Co &    Form N-4
Russell-Select                      (was 333-    MetLife Investors Variable Annuity
Individual Variable Annuity         34817)       Account Five 811-07060

Series A                            New          MetLife Investors Insurance Co &    Form N-4
Individual Variable Annuity         (was 333-    MetLife Investors Variable Annuity
                                    90407)       Account Five 811-07060

Class VA, Class AA and Class B      New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred Variable Annuity           54016)       Account Five 811-07060

Class XC                            New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred Variable Annuity           54074)       Account Five 811-07060

Class L                             New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred                            54036)       Account Five 811-07060

Class A                             New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred Variable Annuity           54386)       Account Five 811-07060

Class C                             New          MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         (was 333-    MetLife Investors Variable Annuity
Deferred Variable Annuity           59868)       Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

                                    SEC FILE
NAME                                   NO         ISSUER & SEPARATE ACCOUNT         FORM
----                                --------- ----------------------------------  --------
Modified Single Premium Variable    New       MetLife Investors Insurance Co &    Form S-6
Life                                (was 333- MetLife Investors Variable Life
                                    37559)    Account Five 811-08433

Custom Select VUL, Russell Select   New       MetLife Investors Insurance Co &    Form S-6
VUL Flexible Premium Variable Life  (was 333- MetLife Investors Variable Life
                                    83183)    Account Five 811-08433

Custom Select JSVUL, Russell        New       MetLife Investors Insurance Co &    Form S-6
Select JSVUL Flexible Premium       (was 333- MetLife Investors Variable Life
Joint & Last Survivor Variable Life 83203)    Account Five 811-08433

Class VL                            New       MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last       (was 333- MetLife Investors Variable Life
Survivor Variable Life / Single     69852)    Account Five 811-08433
Life Variable Life

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

                                    SEC FILE
NAME                                  NO.            ISSUER & SEP. ACCT.            FORM
----                                --------- ----------------------------------  --------
Class VA, Class AA and Class B,     033-74174 First MetLife Investors Insurance   Form N-4
First COVA VA, Custom Select,                 Co & First MetLife Investors
Russell Select, Group & Individual            Variable Annuity Account One
Flexible Premium Variable Annuity             811-08306

Class A                             333-96775 First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                   Co & First MetLife Investors
                                              Variable Annuity Account One
                                              811-08306

Class VA, Class AA and Class B      333-96773 First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                   Co & First MetLife Investors
                                              Variable Annuity Account One
                                              811-08306

Class XC                            333-96777 First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                   Co & First MetLife Investors
                                              Variable Annuity Account One
                                              811-08306

Class L                             333-96785 First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                   Co & First MetLife Investors
                                              Variable Annuity Account One
                                              811-08306

Class C                             333-96795 First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                   Co & First MetLife Investors
                                              Variable Annuity Account One
                                              811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A                              (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B                              (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C                              (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D                              (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                                 Lisa M. Weber
         Chairman of the Board, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Lisa M. Weber, Chairman of the Board, President and Chief Executive Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2006.

                                                  /s/ Lisa M. Weber
                                                  -----------------------------
                                                  Lisa M. Weber

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                  SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                  ------------ ---------------------------------- --------
COVA VA SPDA                          033-14979    MetLife Investors Insurance Co &   Form N-4
Individual Single Purchase Payment                 MetLife Investors Variable Annuity
Deferred Annuity                                   Account One 811-05200

Series A                              333-90405    MetLife Investors Insurance Co &   Form N-4
Individual Fixed and Variable Annuity              MetLife Investors Variable Annuity
                                                   Account One 811-05200

COVA VA, Firstar Summit, Premier      033-39100    MetLife Investors Insurance Co &   Form N-4
Advisor, Destiny Select, Prevail                   MetLife Investors Variable Annuity
Individual Fixed and Variable Annuity              Account One 811-05200

Navigator-Select, Russell-Select,     333-34741    MetLife Investors Insurance Co &   Form N-4
Custom-Select Individual Fixed and                 MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class XC                              333-51950    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class VA, Class AA and Class B        333-50540    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class L                               333-52272    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class A                               333-54358    MetLife Investors Insurance Co &   Form N-4
Flexible Premium Individual & Group                MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class C                               333-59864    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                      SEC FILE NO.    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ------------ -------------------------------- --------
Modified Single Premium Variable Life     333-17963    MetLife Investors Insurance Co & Form S-6
                                                       MetLife Investors Variable Life
                                                       Account One 811-07971

Custom Select, Russell Select Flexible    333-83165    MetLife Investors Insurance Co & Form S-6
Premium Joint & Last Survivor Variable                 MetLife Investors Variable Life
Life                                                   Account One 811-07971

Custom Select, Russell Select Flexible    333-83197    MetLife Investors Insurance Co & Form S-6
Premium Variable Life                                  MetLife Investors Variable Life
                                                       Account One 811-07971

Class VL                                  333-69522    MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor                 MetLife Investors Variable Life
Variable Life / Single Life Variable Life              Account One 811-07971

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE

INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                 SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                 ------------ ---------------------------------- --------
COVA Variable Annuity, Premier       New          MetLife Investors Insurance Co &   Form N-4
Advisor                              (was 033-    MetLife Investors Variable Annuity
Individual Variable Annuity          50174)       Account Five 811-07060

Navigator-Select, Custom- Select,    New          MetLife Investors Insurance Co &   Form N-4
Russell-Select                       (was 333-    MetLife Investors Variable Annuity
Individual Variable Annuity          34817)       Account Five 811-07060

Series A                             New          MetLife Investors Insurance Co &   Form N-4
Individual Variable Annuity          (was 333-    MetLife Investors Variable Annuity
                                     90407)       Account Five 811-07060

Class VA, Class AA and Class B       New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54016)       Account Five 811-07060

Class XC                             New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54074)       Account Five 811-07060

Class L                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
                                     54036)       Account Five 811-07060

Class A                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54386)       Account Five 811-07060

Class C                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     59868)       Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                      SEC FILE NO    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ----------- -------------------------------- --------
Modified Single Premium Variable Life     New (was    MetLife Investors Insurance Co & Form S-6
                                          333-37559)  MetLife Investors Variable Life
                                                      Account Five 811-08433

Custom Select VUL, Russell Select VUL     New (was    MetLife Investors Insurance Co & Form S-6
Flexible Premium Variable Life            333-83183)  MetLife Investors Variable Life
                                                      Account Five 811-08433

Custom Select JSVUL, Russell Select       New (was    MetLife Investors Insurance Co & Form S-6
JSVUL Flexible Premium Joint & Last       333-83203)  MetLife Investors Variable Life
Survivor Variable Life                                Account Five 811-08433

Class VL                                  New (was    MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor    333-69852)  MetLife Investors Variable Life
Variable Life / Single Life Variable Life             Account Five 811-08433

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                  SEC FILE NO.          ISSUER & SEP. ACCT.            FORM
----                                  ------------ ------------------------------------- --------
Class VA, Class AA and Class B, First 033-74174    First MetLife Investors Insurance     Form N-4
COVA VA, Custom Select, Russell                    Co & First MetLife Investors Variable
Select, Group & Individual Flexible                Annuity Account One 811-08306
Premium Variable Annuity

Class A                               333-96775    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class VA, Class AA and Class B        333-96773    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class XC                              333-96777    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class L                               333-96785    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class C                               333-96795    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

METROPOLITAN LIFE INSURANCE COMPANY

(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                              William J. Wheeler
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, William J. Wheeler, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2006.

                                                  /s/ William J. Wheeler
                                                  -----------------------------
                                                  William J. Wheeler

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA VA SPDA                         033-14979   MetLife Investors Insurance Co &    Form N-4
Individual Single Purchase Payment               MetLife Investors Variable Annuity
Deferred Annuity                                 Account One 811-05200

Series A                             333-90405   MetLife Investors Insurance Co &    Form N-4
Individual Fixed and Variable                    MetLife Investors Variable Annuity
Annuity                                          Account One 811-05200

COVA VA, Firstar Summit, Premier     033-39100   MetLife Investors Insurance Co &    Form N-4
Advisor, Destiny Select, Prevail                 MetLife Investors Variable Annuity
Individual Fixed and Variable                    Account One 811-05200
Annuity

Navigator-Select, Russell-Select,    333-34741   MetLife Investors Insurance Co &    Form N-4
Custom-Select Individual Fixed and               MetLife Investors Variable Annuity
Variable Annuity                                 Account One 811-05200

Class XC                             333-51950   MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class VA, Class AA and Class B       333-50540   MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class L                              333-52272   MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

Class A                              333-54358   MetLife Investors Insurance Co &    Form N-4
Flexible Premium Individual &                    MetLife Investors Variable Annuity
Group Variable Annuity                           Account One 811-05200

Class C                              333-59864   MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium                      MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                      SEC FILE NO.    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ------------ -------------------------------- --------
Modified Single Premium Variable Life      333-17963   MetLife Investors Insurance Co & Form S-6
                                                       MetLife Investors Variable Life
                                                       Account One 811-07971

Custom Select, Russell Select Flexible     333-83165   MetLife Investors Insurance Co & Form S-6
Premium Joint & Last Survivor Variable                 MetLife Investors Variable Life
Life                                                   Account One 811-07971

Custom Select, Russell Select Flexible     333-83197   MetLife Investors Insurance Co & Form S-6
Premium Variable Life                                  MetLife Investors Variable Life
                                                       Account One 811-07971

Class VL                                   333-69522   MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor                 MetLife Investors Variable Life
Variable Life / Single Life Variable Life              Account One 811-07971

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                 SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                 ------------ ---------------------------------- --------
COVA Variable Annuity, Premier        New (was    MetLife Investors Insurance Co &   Form N-4
Advisor                               033-50174)  MetLife Investors Variable Annuity
Individual Variable Annuity                       Account Five 811-07060

Navigator-Select, Custom- Select,     New (was    MetLife Investors Insurance Co &   Form N-4
Russell-Select                        333-34817)  MetLife Investors Variable Annuity
Individual Variable Annuity                       Account Five 811-07060

Series A                              New (was    MetLife Investors Insurance Co &   Form N-4
Individual Variable Annuity           333-90407)  MetLife Investors Variable Annuity
                                                  Account Five 811-07060

Class VA, Class AA and Class B        New (was    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred  333-54016)  MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class XC                              New (was    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred  333-54074)  MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class L                               New (was    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred  333-54036)  MetLife Investors Variable Annuity
                                                  Account Five 811-07060

Class A                               New (was    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred  333-54386)  MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class C                               New (was    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred  333-59868)  MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                SEC FILE NO     ISSUER & SEPARATE ACCOUNT         FORM
----                                ----------- ----------------------------------  --------
Modified Single Premium Variable    New (was    MetLife Investors Insurance Co &    Form S-6
Life                                333-37559)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select VUL, Russell Select   New (was    MetLife Investors Insurance Co &    Form S-6
VUL Flexible Premium Variable Life  333-83183)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select JSVUL, Russell        New (was    MetLife Investors Insurance Co &    Form S-6
Select JSVUL Flexible Premium       333-83203)  MetLife Investors Variable Life
Joint & Last Survivor Variable Life             Account Five 811-08433

Class VL                            New (was    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last       333-69852)  MetLife Investors Variable Life
Survivor Variable Life / Single                 Account Five 811-08433
Life Variable Life

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                SEC FILE NO.        ISSUER & SEP. ACCT.            FORM
----                                ------------ ----------------------------------  --------
Class VA, Class AA and Class B,     033-74174    First MetLife Investors Insurance   Form N-4
First COVA VA, Custom Select,                    Co & First MetLife Investors
Russell Select, Group & Individual               Variable Annuity Account One
Flexible Premium Variable Annuity                811-08306

Class A                             333-96775    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class VA, Class AA and Class B      333-96773    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class XC                            333-96777    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class L                             333-96785    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class C                             333-96795    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

                                     SEC FILE
NAME                                    NO            ISSUER & SEP. ACCT.            FORM
----                                ---------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699 Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-  Paragon Separate Account A
                                    27242)     811-05382

AFIS 50406 Group & Individual VL    333-133674 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-  Paragon Separate Account A
                                    18341)     811-05382

PARAGON SEPARATE ACCOUNT B   (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                             Anthony J. Williamson
                 Director, Senior Vice President and Treasurer

   KNOW ALL MEN BY THESE PRESENTS, that I, Anthony J. Williamson, Senior Vice President, Treasurer and a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11/th/ day of October, 2006.

                                                  /s/ Anthony J. Williamson
                                                  -----------------------------
                                                  Anthony J. Williamson

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                  SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                  ------------ ---------------------------------- --------
COVA VA SPDA                          033-14979    MetLife Investors Insurance Co &   Form N-4
Individual Single Purchase Payment                 MetLife Investors Variable Annuity
Deferred Annuity                                   Account One 811-05200

Series A                              333-90405    MetLife Investors Insurance Co &   Form N-4
Individual Fixed and Variable Annuity              MetLife Investors Variable Annuity
                                                   Account One 811-05200

COVA VA, Firstar Summit, Premier      033-39100    MetLife Investors Insurance Co &   Form N-4
Advisor, Destiny Select, Prevail                   MetLife Investors Variable Annuity
Individual Fixed and Variable Annuity              Account One 811-05200

Navigator-Select, Russell-Select,     333-34741    MetLife Investors Insurance Co &   Form N-4
Custom-Select Individual Fixed and                 MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class XC                              333-51950    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class VA, Class AA and Class B        333-50540    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class L                               333-52272    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class A                               333-54358    MetLife Investors Insurance Co &   Form N-4
Flexible Premium Individual & Group                MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class C                               333-59864    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                      SEC FILE NO.    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ------------ -------------------------------- --------
Modified Single Premium Variable Life     333-17963    MetLife Investors Insurance Co & Form S-6
                                                       MetLife Investors Variable Life
                                                       Account One 811-07971

Custom Select, Russell Select Flexible    333-83165    MetLife Investors Insurance Co & Form S-6
Premium Joint & Last Survivor Variable                 MetLife Investors Variable Life
Life                                                   Account One 811-07971

Custom Select, Russell Select Flexible    333-83197    MetLife Investors Insurance Co & Form S-6
Premium Variable Life                                  MetLife Investors Variable Life
                                                       Account One 811-07971

Class VL                                  333-69522    MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor                 MetLife Investors Variable Life
Variable Life / Single Life Variable Life              Account One 811-07971

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                 SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                 ------------ ---------------------------------- --------
COVA Variable Annuity, Premier       New (was     MetLife Investors Insurance Co &   Form N-4
Advisor                              033-50174)   MetLife Investors Variable Annuity
Individual Variable Annuity                       Account Five 811-07060

Navigator-Select, Custom- Select,    New (was     MetLife Investors Insurance Co &   Form N-4
Russell-Select                       333-34817)   MetLife Investors Variable Annuity
Individual Variable Annuity                       Account Five 811-07060

Series A                             New (was     MetLife Investors Insurance Co &   Form N-4
Individual Variable Annuity          333-90407)   MetLife Investors Variable Annuity
                                                  Account Five 811-07060

Class VA, Class AA and Class B       New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54016)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class XC                             New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54074)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class L                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54036)   MetLife Investors Variable Annuity
                                                  Account Five 811-07060

Class A                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-54386)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

Class C                              New (was     MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred 333-59868)   MetLife Investors Variable Annuity
Variable Annuity                                  Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                SEC FILE NO     ISSUER & SEPARATE ACCOUNT         FORM
----                                ----------- ----------------------------------  --------
Modified Single Premium Variable    New (was    MetLife Investors Insurance Co &    Form S-6
Life                                333-37559)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select VUL, Russell Select   New (was    MetLife Investors Insurance Co &    Form S-6
VUL Flexible Premium Variable Life  333-83183)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select JSVUL, Russell        New (was    MetLife Investors Insurance Co &    Form S-6
Select JSVUL Flexible Premium       333-83203)  MetLife Investors Variable Life
Joint & Last Survivor Variable Life             Account Five 811-08433

Class VL                            New (was    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last       333-69852)  MetLife Investors Variable Life
Survivor Variable Life / Single                 Account Five 811-08433
Life Variable Life

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                SEC FILE NO.        ISSUER & SEP. ACCT.            FORM
----                                ------------ ----------------------------------  --------
Class VA, Class AA and Class B,     033-74174    First MetLife Investors Insurance   Form N-4
First COVA VA, Custom Select,                    Co & First MetLife Investors
Russell Select, Group & Individual               Variable Annuity Account One
Flexible Premium Variable Annuity                811-08306

Class A                             333-96775    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class VA, Class AA and Class B      333-96773    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class XC                            333-96777    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class L                             333-96785    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class C                             333-96795    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                           Joseph J. Prochaska, Jr.
             Executive Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Joseph J. Prochaska, Jr., Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2006.

                                                  /s/ Joseph J. Prochaska
                                                  -----------------------------
                                                  Joseph J. Prochaska

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                  SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                  ------------ ---------------------------------- --------
COVA VA SPDA                          033-14979    MetLife Investors Insurance Co &   Form N-4
Individual Single Purchase Payment                 MetLife Investors Variable Annuity
Deferred Annuity                                   Account One 811-05200

Series A                              333-90405    MetLife Investors Insurance Co &   Form N-4
Individual Fixed and Variable Annuity              MetLife Investors Variable Annuity
                                                   Account One 811-05200

COVA VA, Firstar Summit, Premier      033-39100    MetLife Investors Insurance Co &   Form N-4
Advisor, Destiny Select, Prevail                   MetLife Investors Variable Annuity
Individual Fixed and Variable Annuity              Account One 811-05200

Navigator-Select, Russell-Select,     333-34741    MetLife Investors Insurance Co &   Form N-4
Custom-Select Individual Fixed and                 MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class XC                              333-51950    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class VA, Class AA and Class B        333-50540    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class L                               333-52272    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class A                               333-54358    MetLife Investors Insurance Co &   Form N-4
Flexible Premium Individual & Group                MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class C                               333-59864    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                      SEC FILE NO.    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ------------ -------------------------------- --------
Modified Single Premium Variable Life     333-17963    MetLife Investors Insurance Co & Form S-6
                                                       MetLife Investors Variable Life
                                                       Account One 811-07971

Custom Select, Russell Select Flexible    333-83165    MetLife Investors Insurance Co & Form S-6
Premium Joint & Last Survivor Variable                 MetLife Investors Variable Life
Life                                                   Account One 811-07971

Custom Select, Russell Select Flexible    333-83197    MetLife Investors Insurance Co & Form S-6
Premium Variable Life                                  MetLife Investors Variable Life
                                                       Account One 811-07971

Class VL                                  333-69522    MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor                 MetLife Investors Variable Life
Variable Life / Single Life Variable Life              Account One 811-07971

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE

INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                 SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                 ------------ ---------------------------------- --------
COVA Variable Annuity, Premier       New          MetLife Investors Insurance Co &   Form N-4
Advisor                              (was 033-    MetLife Investors Variable Annuity
Individual Variable Annuity          50174)       Account Five 811-07060

Navigator-Select, Custom- Select,    New          MetLife Investors Insurance Co &   Form N-4
Russell-Select                       (was 333-    MetLife Investors Variable Annuity
Individual Variable Annuity          34817)       Account Five 811-07060

Series A                             New          MetLife Investors Insurance Co &   Form N-4
Individual Variable Annuity          (was 333-    MetLife Investors Variable Annuity
                                     90407)       Account Five 811-07060

Class VA, Class AA and Class B       New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54016)       Account Five 811-07060

Class XC                             New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54074)       Account Five 811-07060

Class L                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
                                     54036)       Account Five 811-07060

Class A                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     54386)       Account Five 811-07060

Class C                              New          MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred (was 333-    MetLife Investors Variable Annuity
Variable Annuity                     59868)       Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                      SEC FILE NO    ISSUER & SEPARATE ACCOUNT       FORM
----                                      ----------- -------------------------------- --------
Modified Single Premium Variable Life     New         MetLife Investors Insurance Co & Form S-6
                                          (was 333-   MetLife Investors Variable Life
                                          37559)      Account Five 811-08433

Custom Select VUL, Russell Select VUL     New         MetLife Investors Insurance Co & Form S-6
Flexible Premium Variable Life            (was 333-   MetLife Investors Variable Life
                                          83183)      Account Five 811-08433

Custom Select JSVUL, Russell Select       New         MetLife Investors Insurance Co & Form S-6
JSVUL Flexible Premium Joint & Last       (was 333-   MetLife Investors Variable Life
Survivor Variable Life                    83203)      Account Five 811-08433

Class VL                                  New         MetLife Investors Insurance Co & Form N-6
Flexible Premium Joint & Last Survivor    (was 333-   MetLife Investors Variable Life
Variable Life / Single Life Variable Life 69852)      Account Five 811-08433

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                  SEC FILE NO.          ISSUER & SEP. ACCT.            FORM
----                                  ------------ ------------------------------------- --------
Class VA, Class AA and Class B, First 033-74174    First MetLife Investors Insurance     Form N-4
COVA VA, Custom Select, Russell                    Co & First MetLife Investors Variable
Select, Group & Individual Flexible                Annuity Account One 811-08306
Premium Variable Annuity

Class A                               333-96775    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class VA, Class AA and Class B        333-96773    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class XC                              333-96777    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class L                               333-96785    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

Class C                               333-96795    First MetLife Investors Insurance     Form N-4
Individual Variable Annuity                        Co & First MetLife Investors Variable
                                                   Annuity Account One 811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was       Paragon Separate Account B
Manager II 50453                    033-75778) 811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C     (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was       Paragon Separate Account C
                                    033-67970) 811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was       Paragon Separate Account D
                                    333-80393) 811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385

                    General American Life Insurance Company

                               Power of Attorney

                               Kenneth J. Eiger
                     Assistant Vice President and Actuary

   KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth J. Eiger, Assistant Vice President and Actuary of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company as Guarantor under the Securities Act of 1933 relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2006.

                                                  /s/ Kenneth J. Eiger
                                                  -----------------------------
                                                  Kenneth J. Eiger

                                  APPENDIX A

METLIFE INVESTORS INSURANCE COMPANY
(FORMERLY COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000815915)

NAME                                  SEC FILE NO.     ISSUER & SEPARATE ACCOUNT        FORM
----                                  ------------ ---------------------------------- --------
COVA VA SPDA                          033-14979    MetLife Investors Insurance Co &   Form N-4
Individual Single Purchase Payment                 MetLife Investors Variable Annuity
Deferred Annuity                                   Account One 811-05200

Series A                              333-90405    MetLife Investors Insurance Co &   Form N-4
Individual Fixed and Variable Annuity              MetLife Investors Variable Annuity
                                                   Account One 811-05200

COVA VA, Firstar Summit, Premier      033-39100    MetLife Investors Insurance Co &   Form N-4
Advisor, Destiny Select, Prevail                   MetLife Investors Variable Annuity
Individual Fixed and Variable Annuity              Account One 811-05200

Navigator-Select, Russell-Select,     333-34741    MetLife Investors Insurance Co &   Form N-4
Custom-Select Individual Fixed and                 MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class XC                              333-51950    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class VA, Class AA and Class B        333-50540    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class L                               333-52272    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class A                               333-54358    MetLife Investors Insurance Co &   Form N-4
Flexible Premium Individual & Group                MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

Class C                               333-59864    MetLife Investors Insurance Co &   Form N-4
Individual Flexible Premium Deferred               MetLife Investors Variable Annuity
Variable Annuity                                   Account One 811-05200

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE     (CIK No. 0001029031)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
Modified Single Premium Variable    333-17963    MetLife Investors Insurance Co &    Form S-6
Life                                             MetLife Investors Variable Life
                                                 Account One 811-07971

Custom Select, Russell Select       333-83165    MetLife Investors Insurance Co &    Form S-6
Flexible Premium Joint & Last                    MetLife Investors Variable Life
Survivor Variable Life                           Account One 811-07971

Custom Select, Russell Select       333-83197    MetLife Investors Insurance Co &    Form S-6
Flexible Premium Variable Life                   MetLife Investors Variable Life
                                                 Account One 811-07971

Class VL                            333-69522    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last                    MetLife Investors Variable Life
Survivor Variable Life / Single                  Account One 811-07971
Life Variable Life

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA WILL BE MERGED INTO METLIFE INVESTORS INSURANCE COMPANY ON OR ABOUT NOVEMBER 9, 2006.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE     (CIK No. 0000890157)

NAME                                SEC FILE NO.     ISSUER & SEPARATE ACCOUNT         FORM
----                                ------------ ----------------------------------  --------
COVA Variable Annuity, Premier      New (was     MetLife Investors Insurance Co &    Form N-4
Advisor                             033-50174)   MetLife Investors Variable Annuity
Individual Variable Annuity                      Account Five 811-07060

Navigator-Select, Custom- Select,   New (was     MetLife Investors Insurance Co &    Form N-4
Russell-Select                      333-34817)   MetLife Investors Variable Annuity
Individual Variable Annuity                      Account Five 811-07060

Series A                            New (was     MetLife Investors Insurance Co &    Form N-4
Individual Variable Annuity         333-90407)   MetLife Investors Variable Annuity
                                                 Account Five 811-07060

Class VA, Class AA and Class B      New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-54016)   MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account Five 811-07060

Class XC                            New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-54074)   MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account Five 811-07060

Class L                             New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-54036)   MetLife Investors Variable Annuity
Deferred                                         Account Five 811-07060

Class A                             New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-54386)   MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account Five 811-07060

Class C                             New (was     MetLife Investors Insurance Co &    Form N-4
Individual Flexible Premium         333-59868)   MetLife Investors Variable Annuity
Deferred Variable Annuity                        Account Five 811-07060

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE     (CIK No. 0001047506)

NAME                                SEC FILE NO     ISSUER & SEPARATE ACCOUNT         FORM
----                                ----------- ----------------------------------  --------
Modified Single Premium Variable    New (was    MetLife Investors Insurance Co &    Form S-6
Life                                333-37559)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select VUL, Russell Select   New (was    MetLife Investors Insurance Co &    Form S-6
VUL Flexible Premium Variable Life  333-83183)  MetLife Investors Variable Life
                                                Account Five 811-08433

Custom Select JSVUL, Russell        New (was    MetLife Investors Insurance Co &    Form S-6
Select JSVUL Flexible Premium       333-83203)  MetLife Investors Variable Life
Joint & Last Survivor Variable Life             Account Five 811-08433

Class VL                            New (was    MetLife Investors Insurance Co &    Form N-6
Flexible Premium Joint & Last       333-69852)  MetLife Investors Variable Life
Survivor Variable Life / Single                 Account Five 811-08433
Life Variable Life

FIRST METLIFE INVESTORS INSURANCE COMPANY
_________________________________________

(FORMERLY FIRST COVA LIFE INSURANCE COMPANY)
____________________________________________

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE     (CIK No. 0000917952)

NAME                                SEC FILE NO.        ISSUER & SEP. ACCT.            FORM
----                                ------------ ----------------------------------  --------
Class VA, Class AA and Class B,     033-74174    First MetLife Investors Insurance   Form N-4
First COVA VA, Custom Select,                    Co & First MetLife Investors
Russell Select, Group & Individual               Variable Annuity Account One
Flexible Premium Variable Annuity                811-08306

Class A                             333-96775    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class VA, Class AA and Class B      333-96773    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class XC                            333-96777    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class L                             333-96785    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

Class C                             333-96795    First MetLife Investors Insurance   Form N-4
Individual Variable Annuity                      Co & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306

METROPOLITAN LIFE INSURANCE COMPANY
(FORMERLY PARAGON LIFE INSURANCE COMPANY SEPARATE ACCOUNTS)

PARAGON SEPARATE ACCOUNT A     (CIK No. 0000824725)

NAME                                SEC FILE NO        ISSUER & SEP. ACCT.            FORM
----                                ----------- ----------------------------------  --------
Group America Plus 50405 Group &    333-133699  Metropolitan Life Insurance Co. &   Form S-6
Individual VL                       (was 033-   Paragon Separate Account A
                                    27242)      811-05382

AFIS 50406 Group & Individual VL    333-133674  Metropolitan Life Insurance Co. &   Form N-6
                                    (was 033-   Paragon Separate Account A
                                    18341)      811-05382

PARAGON SEPARATE ACCOUNT B     (CIK No. 0000897956)

Scudder Direct 50407, Multi         333-133675 Metropolitan Life Insurance Co. &   Form N-6
Manager Direct 50452, Multi         (was 033-  Paragon Separate Account B
Manager II 50453                    75778)     811-07534

Scudder Commission 50407, Multi     333-133671 Metropolitan Life Insurance Co. &   Form N-6
Manager Commission 50451, Morgan    (was 033-  Paragon Separate Account B
Stanley 50450, Putnam 50455, MFS    58796)     811-07534
50456, Multi Manager Aon 50457

PARAGON SEPARATE ACCOUNT C (CIK No. 0000911375)

Fidelity Direct 50408 Group &       333-133678 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    67970)     811-07982

Fidelity Commission 50413 Group &   333-133673 Metropolitan Life Insurance Co. &   Form N-6
Individual VL                       (was 033-  Paragon Separate Account C
                                    75776)     811-07982

PARAGON SEPARATE ACCOUNT D     (CIK No. 0001046407)

Joint Survivor VUL 50415 (JSVUL)    333-133698 Metropolitan Life Insurance Co. &   Form S-6
                                    (was 333-  Paragon Separate Account D
                                    80393)     811-08385

Individual VL 50414 (IVUL)          333-133672 Metropolitan Life Insurance Co. &   Form N-6
                                    (was 333-  Paragon Separate Account D
                                    36515)     811-08385